Exhibit 10.1

FIRST AMENDMENT AGREEMENT

This FIRST AMENDMENT AGREEMENT (this “Amendment”) is made as of the 16th day of October, 2015 among:

(a) INSTALLED BUILDING PRODUCTS, INC., a Delaware corporation (the “Borrower”);

(b) the Lenders, as defined in the Credit Agreement, as hereinafter defined; and

(c) KEYBANK NATIONAL ASSOCIATION, a national banking association, as the administrative agent for the Lenders under the Credit Agreement (the “Administrative Agent”).

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit and Security Agreement, dated July 8, 2014, as amended and restated as of April 28, 2015, that provides, among other things, for loans and letters of credit aggregating Two Hundred Million Dollars ($200,000,000), all upon certain terms and conditions (as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent and the Lenders agree as follows:

1. Amendment to Definition of Change in Control. Section 1.1 of the Credit Agreement is hereby amended to delete subpart (b) of the definition of “Change in Control” therefrom and to insert in place thereof the following new subpart (b):

(b) if, at any time during any period of twenty-four (24) consecutive months, a majority of the members of the board of directors of the Borrower cease to be composed of individuals (i) who were members of that board of directors on the first day of such period, (ii) whose election or nomination to that board of directors was approved by individuals referred to in subpart (i) hereof that constituted, at the time of such election or nomination, at least a majority of that board of directors, or (iii) whose election or nomination to that board of directors was approved by individuals referred to in subparts (i) and (ii) hereof that constituted, at the time of such election or nomination, at least a majority of that board of directors.

2. Closing Deliveries. Concurrently with the execution of this Amendment, the Borrower shall:

(a) cause each Guarantor of Payment to execute the attached Guarantor Acknowledgment and Agreement; and

(b) pay all legal fees and expenses of the Administrative Agent in connection with this Amendment and any other Loan Documents.

3. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) the Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of the Borrower or any law applicable to the Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) the Borrower is not aware of any claim or offset against, or defense or counterclaim to, the Borrower’s obligations or liabilities under the Credit Agreement or any other Related Writing; and (g) this Amendment constitutes a valid and binding obligation of the Borrower in every respect, enforceable in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

4. Waiver and Release. The Borrower, by signing below, hereby waives and releases the Administrative Agent, and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

5. References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

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6. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

7. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

8. Severability. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

9. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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JURY TRIAL WAIVER. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

INSTALLED BUILDING PRODUCTS, INC.

By:	/s/ Michael T. Miller
Michael T. Miller
Executive Vice President and Chief Financial Officer

KEYBANK NATIONAL ASSOCIATION as the Administrative Agent and as a Lender

By:	/s/ Melissa P. Ingwersen
Melissa P. Ingwersen
Senior Vice President

Signature Page 1 of 8 to

First Amendment Agreement

SUNTRUST BANK

By:	/s/ Elizabeth Tallmadge
Elizabeth Tallmadge
Managing Director

Signature Page 2 of 8 to

First Amendment Agreement

REGIONS BANK

By:	/s/ Eric Harvey
Eric Harvey
Senior Vice President

Signature Page 3 of 8 to

First Amendment Agreement

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Robert P. Anderson
Robert P. Anderson
Vice President

Signature Page 4 of 8 to

First Amendment Agreement

ROYAL BANK OF CANADA

By:	/s/ Raja Khanna
Raja Khanna
Director

Signature Page 5 of 8 to

First Amendment Agreement

BRANCH BANKING & TRUST COMPANY

By:	/s/ Brian J. Blomeke
Brian J. Blomeke
Senior Vice President

Signature Page 6 of 8 to

First Amendment Agreement

ASSOCIATED BANK, N.A.

By:	/s/ Rod A. Murray
Rod A. Murray
Group SVP

Signature Page 7 of 8 to

First Amendment Agreement

THE HUNTINGTON NATIONAL BANK

By:	/s/ Mike Christie
Mike Christie
Senior Vice President

Signature Page 8 of 8 to

First Amendment Agreement

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing First Amendment Agreement dated as of October 16, 2015. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release the Administrative Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTOR ACKNOWLEDGMENT AND AGREEMENT, THE AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

ACCURATE INSULATION LLC

AMERICAN INSULATION & ENERGY SERVICES, LLC

ANY SEASON INSULATION, LLC

APPLE VALLEY INSULATION, A BDI COMPANY, INC.

BAYTHERM INSULATION, LLC

BDI INSULATION OF IDAHO FALLS, INC.

BDI INSULATION OF SALT LAKE, L.L.C.

BIG CITY INSULATION, INC.

BIG CITY INSULATION OF IDAHO, INC.

BROKEN DRUM INSULATION VISALIA, INC.

BROKEN DRUM OF BAKERSFIELD, INC.

BUILDING MATERIALS FINANCE, INC.

C.Q. INSULATION, INC.

CORNHUSKER INSULATION, LLC

EASTERN CONTRACTOR SERVICES LIMITED LIABILITY COMPANY

GARAGE DOOR SYSTEMS, LLC

GOLD INSULATION, INC.

G-T-G, LLC

HINKLE INSULATION & DRYWALL COMPANY, INCORPORATED

IBHL A HOLDING COMPANY, INC.

IBHL B HOLDING COMPANY, INC.

IBHL II-A HOLDING COMPANY, INC.

IBHL II-B HOLDING COMPANY, INC.

IBP ASSET, LLC

IBP ASSET II, LLC

IBP CORPORATION HOLDINGS, INC.

By:	/s/ Michael T. Miller
	Michael T. Miller	By:	/s/ Michael T. Miller
	Executive Vice President and Chief Financial Officer		Michael T. Miller
Executive Vice President and Chief Financial Officer

Signature Page 1 of 2 to

Guarantor Acknowledgment and Agreement

	IBP EXTERIORS, INC.	GOLD STAR INSULATION, L.P.
IBP HOLDINGS, LLC
	IBP HOLDINGS II, LLC	By:	Gold Insulation, Inc., its general partner
IBP TEXAS ASSETS I, LLC
	IBP TEXAS ASSETS II, LLC		By:	/s/ Michael T. Miller
	IBP TEXAS ASSETS III, LLC			Michael T. Miller
	INSTALLED BUILDING PRODUCTS, LLC			Executive Vice President and Chief Financial Officer
INSTALLED BUILDING PRODUCTS II, LLC
	INSTALLED BUILDING PRODUCTS - PORTLAND, LLC	OJ INSULATION, L.P.
INSTALLED BUILDING SOLUTIONS II, LLC
	INSULATION WHOLESALE SUPPLY, LLC	By:	OJ Insulation Holdings, Inc., its general partner
INSULVAIL, LLC
	LAKESIDE INSULATION, LLC		By:	/s/ Michael T. Miller
	LKS TRANSPORTATION, LLC			Michael T. Miller
	MARV’S INSULATION, INC.			Executive Vice President and Chief Financial Officer
METRO HOME INSULATION, LLC
MID SOUTH CONSTRUCTION AND BUILDING PRODUCTS, INC.
NORTHWEST INSULATION, LLC
OJ INSULATION HOLDINGS, INC.
PACIFIC PARTNERS INSULATION NORTH, A BDI COMPANY, LLC
PACIFIC PARTNERS INSULATION SOUTH, A BDI COMPANY, LLC
PARKER INSULATION AND BUILDING PRODUCTS, LLC
RAJAN, LLC
ROCKFORD INSULATION, LLC
SPEC 7 INSULATION CO., LLC
SUPERIOR INSULATION SERVICES, LLC
TCI CONTRACTING, LLC
THERMAL CONTROL INSULATION, LLC
U.S. INSULATION CORP.
WATER-TITE COMPANY, LLC
WILSON INSULATION COMPANY, LLC

By:	/s/ Michael T. Miller
Michael T. Miller
Executive Vice President and Chief Financial Officer

Signature Page 2 of 2 to

Guarantor Acknowledgment and Agreement